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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of The Securities Exchange Act of 1934

                       Date of Report:  December 6, 2001


                                    KFX INC.
                                    --------
             (Exact name of Registrant as specified in its charter)

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           Delaware                         0-23634               84-1079971
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(State or other jurisdiction of    Commission File Number      IRS Employer
 incorporation or organization)                            Identification Number
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          3300 East 1/st/ Avenue, Suite 290
               Denver, Colorado, USA                         80206
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     (Address of principal executive offices)              (Zip Code)
     --------------------------------------------------------------------

                                (303) 293-2992

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                        (Registrant's telephone number,
                             including area code)

                                not applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM 5.   Other Events.

     KFx Inc. announced, in a press release on December 4, 2001, that the conversion price of KFx Inc.'s 6% Convertible Debentures due July 25, 2002 (the "Debentures") has been reduced from $3.65 per share to $3.00 per share effective as of November 30, 2001 pursuant to the terms of the indenture (the "Indenture"), dated as of July 25, 1997, by and between KFx Inc., as obligor, and First Bank National Association doing business as Colorado National Bank, as trustee. The reduction in the conversion price, pursuant to the terms of the Indenture, resulted from an issuance by KFx Inc. of 100 shares of its common stock, $.001 par value, (the "Common Stock") at a price of $3.00 per share. The 100 shares of Common Stock were issued in a private placement. In the same press release, KFx Inc. also announced that, as of December 4, 2001, holders of $9.4 million principal amount of the Debentures have agreed to convert their Debentures into Common Stock at the conversion price of $3.00 per share, pursuant to the terms of the Indenture. Conversion by these holders will bring the total number of Debentures converted to $12.7 million principal amount, or approximately 75%, of the original $17 million principal amount of Debentures issued.

     The effect of the lowering of the conversion price is to increase the number of shares of Common Stock issuable upon conversion of all Debentures outstanding as of December 4, 2001, including the $9.4 million principal amount described above, from 3,753,425 to 4,566,677, an increase of 813,242. As of December 4, 2001, there are approximately 26,889,340 shares of Common Stock outstanding.

     For more information regarding the conversion of the Debentures, the press release dated December 4, 2001 has been included herein as Exhibit 99.1

ITEM 7.   Financial Statements and Exhibits.

          (c) Exhibits

          Exhibit 99.1        Press release dated December 4, 2001.

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                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 6, 2001             KFx Inc.

                              By:
                              /s/ Patrick S. Flaherty
                              -----------------------
                              Patrick S. Flaherty
                              Vice President-Finance & Chief Financial Officer

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                               INDEX TO EXHIBITS

  Exhibit No.     Description of Exhibit
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  Exhibit 99.1    Press release dated December 4, 2001.

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